BASIC AND DILUTED NET EARNINGS PER SHARE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Numerator:
Income (loss) from continuing operations attributable to Senstar shareholders	$ (2,191)	$ 266	$ (859)
Net income (loss) from discontinued operations, less income (loss) attributed to redeemable non-controlling interests and non-controlling interests, including accretion of redeemable non-controlling interests to redemption value	$ 8,607	$ (64)	$ 2,576
Denominator:
Denominator for basic net earnings per share weighted-average number of shares outstanding	23,208,589	23,154,422	23,129,394
Effect of diluting securities - Employee stock options	0	0	0
Denominator for diluted net earnings per share - adjusted weighted average shares and assumed exercises	23,208,589	23,154,422	23,129,394